UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2013

INTERNATIONAL TOWER HILL MINES LTD.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-33638	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1177 West Hastings Street, Suite 2300, Vancouver,
British Columbia, Canada	V6E 2K3
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 683-3332

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2013, International Tower Hill Mines Ltd. (the “Company”) held its 2013 Annual General Meeting of shareholders. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2013.

Proposal One — Fixing Number of Directors.

The number of directors was fixed at six. The voting results were as follows:

Votes Cast For	Votes Cast Against	Shares Represented But Not Voted
66,832,193	484,452	43,132

Proposal Two — Election of Directors.

The shareholders elected all six nominees named in the proxy statement. The voting results were as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Anton J. Drescher	28,426,854	24,467,846	14,721,392
Timothy J. Haddon	52,686,687	208,014	14,721,392
Mark R. Hamilton	36,211,787	16,682,913	14,721,392
Daniel A. Carriere	27,515,044	25,379,656	14,721,392
Roger R. Taplin	29,490,351	23,404,349	14,721,392
Donald C. Ewigleben	36,206,551	16,688,150	14,721,392

As all directors received greater than 50% of the votes cast, no director is required to submit his resignation pursuant to the Company’s “Majority Voting in Director Elections” Policy.

Proposal Three — Ratification of the Appointment and Compensation of the Company’s Auditors.

The shareholders ratified the appointment of PricewaterhouseCoopers LLP, Chartered Accountants, as auditors/independent registered public accountants for the Company for the fiscal year ending December 31, 2013. In accordance with the Articles of the Company, the directors were also authorized to fix the auditors’ remuneration. The voting results were as follows:

Votes Cast For	Votes Withheld
67,282,288	325,803

Proposal Four — Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say on Pay”).

The shareholders approved the compensation of the Company’s named executive officers. The voting results were as follows:

Votes Cast For	Votes Cast Against	Broker Non-Votes
44,261,270	8,633,431	14,721,391

Proposal Five — Advisory Vote on Frequency of “Say on Pay” Votes.

Upon the taking of a vote by ballot, the following results on the question of the desired frequency of “Say on Pay” votes (1 year, 2 years, 3 years or abstain) were obtained:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
38,638,666	165,362	13,962,423	47,792	14,801,849

Proposal Six — Amendment to Articles to Incorporate Advance Notice Provisions with respect to Election of Directors.

The shareholders approved the amendment to the Articles of the Company to incorporate advance notice provisions with respect to the election of directors, as more described in the proxy statement. The voting results were as follows:

Votes Cast For	Votes Cast Against	Broker Non-Votes
52,287,390	607,311	14,721,391

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Tower Hill Mines Ltd.
(Registrant)

Dated: June 7, 2013	By:	/s/ Tom Yip
	Name:	Tom Yip
	Title:	Chief Financial Officer